UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2003

33-97090

(Commission File Number)

ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	62-1395968
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

100 Winners Circle

Brentwood, Tennessee 37027

(615) 377-0377

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

New York	16-1003976
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

100 Winners Circle

Brentwood, Tennessee 37027

(615) 377-0377

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release, dated November 3, 2003, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

ITEM 9. REGULATION FD DISCLOSURE

On November 3, 2003, ACG Holdings, Inc. and American Color Graphics, Inc. (collectively, the “Company”) announced that it will hold an earnings conference call on November 6, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC.
AMERICAN COLOR GRAPHICS, INC.

	By:	/s/ Patrick W. Kellick
Patrick W. Kellick
SENIOR VICE PRESIDENT/
CHIEF FINANCIAL OFFICER
Dated: November 3, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 3, 2003, issued by ACG Holdings, Inc. and American Color Graphics, Inc.